Investor Deck Investor Deck April 2014 April 2014 Exhibit 99.1

Forward-Looking Statements and Non-
Forward-Looking Statements and Non-
GAAP Financial Measures
GAAP Financial Measures
1
Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”)or its management "anticipates," "plans,"
"estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s estimated growth, expected results and long-
term financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The
Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law.
In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted diluted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. In addition, in comparing its results to the comparable periods of 2012, the Company has presented 2012 financial results on a pro forma basis as if the May 2012 business combination with Sunflower Farmers market, Inc. (“Sunflower Transaction”) had occurred on the first day of the
Company’s 2012 fiscal year. See the Appendix for unaudited supplemental pro forma condensed consolidated financial information. The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the Henry’s Transaction)
with Henry’s Holdings, LLC (“Henry’s”) and the Sunflower Transaction (collectively, the “Transactions”), gain and losses from disposal of assets, the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted diluted earnings per share as adjusted net income divided by the weighted average diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the
Transactions, gains and losses from disposal of assets and the loss on extinguishment of debt.
These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the
Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.
See the Appendix for reconciliation for these non-GAAP measure to the comparable GAAP measures.

Overview of Sprouts Overview of Sprouts 2

Sprouts at a Glance
Sprouts at a Glance
High-growth, value-oriented
fresh, natural and organic food
retailer
Broad consumer appeal
One of the largest natural and
organic retailers
Significant momentum
Significant white space
opportunity

Benefitting from Long-Term Macro
Benefitting from Long-Term Macro
Trends
Trends
Strong Market Opportunity
1
Supported by Strong Macro Tailwinds
Sprouts is Outpacing Relevant Segments
2
Sprouts growing at 7x U.S.
Supermarkets
2008-2012
CAGR:
2.4% 6.1% 8.6% 10.3% 17.1%
U.S.
Supermarkets
Vitamins &
Supplements
Natural &
Organic
Value
Health & Wellness Value
1 Source: Nutrition Business Journal.
4
$600B U.S. Supermarket Industry
Natural & Organic Sales Projected to Grow
by 11% Annually Through 2020
Greater focus on preventative health
Childhood obesity
Specialty diets (e.g., gluten-free)
Increasingly cost-conscious consumers
Persistent shift in shopping behaviors
Sprouts makes healthy choices affordable
2 Chart data represents the multiple of average annual U.S. Grocery sales growth (“CAGR”) from 2008 through 2012 for each respective category or entity. Value segment defined as dollar stores
(Dollar General, Dollar Tree, Family Dollar). Source: Progressive Grocer (U.S. Supermarket Industry), Nutrition Business Journal (Vitamins & Supplements; Natural & Organic), and company filings (Value).

Sprouts Targets the Conventional
Sprouts Targets the Conventional
Supermarket Customer
Supermarket Customer
Middle income and up
Educated
Wide spectrum of demographic
and ethnic makeups
Wanting to eat healthier
Looking for value
Broad Customer Demographics
“Natural / lifestyle” markets and
more “traditional” states
Densely populated, urban areas
as well as smaller metropolitan
markets
Successful Across Markets
Sprouts Proves
That Eating
Healthy Can
Be Affordable.

Sprouts has a Differentiated
Sprouts has a Differentiated
Go-to-Market Strategy
Go-to-Market Strategy
Complete Natural &
Organic Offering
6
HEALTH
SELECTION VALUE
SERVICE
An Engaged, Loyal Customer Base Leading to Strong Financial
Performance and Significant New Unit Growth Opportunity

Sprouts “Flips”
Sprouts “Flips”
the Conventional
the Conventional
Grocery Store Model
Grocery Store Model
Produce surrounded by
a complete grocery
offering
Differentiated
assortment of high-
quality, healthy
alternatives
Farmers market
inspired, open store
layout with low profile
displays
Convenient,
small-box:
25 – 28k sq. ft.
Comfortable, easy to
shop environment
Full grocery store

Produce is a common denominator among
customers
Supply chain system scalable to support
growth
Focus on freshness, speed-to-market and
value
Prices significantly below competitors drive
trial and traffic
8
Fresh Produce is at the Core of Sprouts’
Fresh Produce is at the Core of Sprouts’
Offering
Offering

Reaching a Broad Base of Consumers in
Reaching a Broad Base of Consumers in
Both Traditional and Digital Mediums
Both Traditional and Digital Mediums
More than 12 million weekly circulars
Reinforces value offering
30+ annual department promotions¹, which drive
transition to increased basket size and higher
margin
Digital platform for relevance today and tomorrow
¹ Represents planned promotions at each store during FY 2014.

Sprouts Grows its Share of Consumers’
Sprouts Grows its Share of Consumers’
“Food Retail Wallet”
“Food Retail Wallet”
Consumers Start with
High Quality Produce
10
Increasing Average Basket Size and Gross Margin Over Time
TRIAL
TRANSITION
LIFESTYLE
Then Shop an Increasing
Number of Departments
Over Time Make
Sprouts Their Primary
Grocery Store

Estimated 15+ Years of New Store
Estimated 15+ Years of New Store
Growth
Growth
Potential U.S. Store Count ¹
1   Based on an assumed new store growth rate of 12% per year and research conducted by Buxton Company in 2012.
Proven Concept: 171 stores in nine states
Strong performance across all markets, demographics and real estate venues
Plan to open 22-24 new stores in 2014
Demographics allow for deep penetration in markets
New
Mexico
Texas
Colorado
Utah
Arizona
Nevada
California
5
29
26
6
75
2
3
24
Existing Market
Oklahoma
Target Near Term New Market
Kansas
Georgia
Florida
Louisiana
Missouri
Arkansas
Tennessee
North
Carolina
South
Carolina
Alabama
Mississippi
Oregon
Washington

1

Sprouts’
Sprouts’
Consistent Growth in
Consistent Growth in
Competitive Markets
Competitive Markets
12
Case Study of a Sprouts Phoenix Location
Broad Appeal Makes Sprouts a Formidable Competitor
1 Not indicative of every store location.
Whole Foods
opened 2002
Wal-Mart
opened
Trader Joe’s
opened
Frys
Marketplace
re-opened
Target added
P-Fresh
Costco
opened

Business & Financial Business & Financial Performance Performance 13

A Powerful Long-Term Growth Engine
A Powerful Long-Term Growth Engine
High, balanced sales growth
Margin expansion in existing stores
Operating leverage from scale and infrastructure
Deleverage capital structure

Long-Term Net Earnings Growth
Target of 20%+

Compelling Unit Economics
Compelling Unit Economics
¹ Includes store build-out  (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses.
Target New Store Economics
Store Size
25 – 28k sq. ft.
Net Cash Investment¹ $2.8 million
First Year Sales ~$10 – $12 million
Initial Sales Growth
20-30% over 3 – 4 years

Pre-Tax Cash-on-Cash Returns 35%-40% within 3-4 years

History of Organic Growth
History of Organic Growth
Pro Forma Comparable Store Sales Growth
2
Pro Forma Net Sales
1
¹ Pro forma net sales reflect the net sales of our predecessor entity and Sunflower as if the Henry’s Transaction and Sunflower Transaction had been consummated on the first day of fiscal 2008.
2
“Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth reflects comparable store sales growth calculated as if the Henry’s Transaction and the Sunflower Transaction had been consummated on the first day of fiscal 2007. Comparable store sales growth on a
“two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.
Balanced Sales Growth Across Comparable Store Sales Growth and New Store
Openings

($ in mm)

Robust Earnings Growth
Robust Earnings Growth
Adj. EBITDA ¹ Adj. Net Income ²
Note: Financial information on this slide for fiscal 2012 gives pro forma effect to the Sunflower Transaction as if it had been consummated on the first day of fiscal 2012.
¹ See the Appendix to this presentation for a reconciliation of adjusted EBTIDA to net income.
² See the Appendix to this presentation for a reconciliation of adjusted net income to net income.
17
($ in mm)
($ in mm)
% Margin
7.4% 8.0%

Momentum
Momentum
Continued Through Q1
Continued Through Q1
1. “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Henry’s Transaction and the Sunflower Transaction for all periods presented. Pro forma comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.
This preliminary estimated financial information is unaudited, and does not present all information necessary for an understanding of our financial condition as of March 30, 2014. This preliminary estimated financial information is subject to the completion of financial closing procedures. Accordingly, actual results may be different.
Pro Forma Comparable Store Sales Growth
1
Opened 4 new stores in
Q1 as of March 30,
2014, on track for
annual target of 22-24
openings
Expected 25.5% Q1
2014E Sales Growth
Expected continued
double-digit comp growth

Highlights

Long-Term Financial Targets
Long-Term Financial Targets
Unit Growth ~12%
Comparable Store Sales Growth 6%+
Total Sales Growth ~15%
EBIT Growth 17 – 20%
Net Income Growth 20%+
19
Note: These targets are forward-looking statements, are subject to significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, see the Forward-Looking Statements disclaimer to this presentation, as well as the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and the Company’s other filings with the Securities and Exchange Commission.
Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

Why Sprouts is a Compelling Investment
Why Sprouts is a Compelling Investment
Authentic Natural and Organic Food Offering at
Great Value
Fast Growing Segment of the U.S. Supermarket
Industry with Strong Macro Tailwinds
Significant New Store Growth Opportunity
Supported by Broad Demographic Appeal
Proven and Replicable Store Model with
Compelling Unit Economics
Resilient Business Model Delivering Strong
Financial Performance and Strong Comparable
Store Sales Growth
Passionate Team with a Customer-Focused
Culture
20
Significantly lower prices
11% CAGR to $113B in
2020
1,200 potential stores
(7.2x current base)
Target 35 – 40% cash-on-
cash returns
20% 2-year comps

Appendix: Supplemental Materials 21

Non-GAAP Reconciliation
Non-GAAP Reconciliation

The following table shows a reconciliation of adjusted and pro forma adjusted net income , and adjusted and pro forma adjusted EBITDA to net income for the thirteen and fifty-two weeks ended December 29,
2013 and pro forma net income for the thirteen and fifty-two weeks ended December 30, 2012:
(a) See the Pro Forma Reconciliation included in this Appendix for a reconciliation of pro forma net income to net income for the thirteen and fifty-two weeks ended December 30,
2012.
(b) Store closure and exit costs have been excluded from adjusted and pro forma adjusted
EBITDA, and from adjusted and pro forma adjusted net income. In fiscal 2013 these costs included the costs related to the closure of a former Sunflower warehouse facility and adjustments to sublease assumptions on other properties. In fiscal 2012 these consist primarily of the costs to close a Sunflower administrative facility following the Sunflower
Transaction and one store location and in the thirteen weeks ended December 30, 2012 included a benefit from a landlord’s voluntary release of a lease obligation for a previously closed location.
(c) Costs associated with acquisitions and integration represent the costs to integrate the combined businesses resulting from the Sunflower and Henry’s Transactions. These expenses include professional fees and severance, which the Company excludes from its pro forma adjusted EBITDA and pro forma adjusted net income to provide period-to-period comparability of the Company’s operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.
(d) Gain/Loss on disposal of assets represents the gains and losses recorded in connection with the disposal of property and equipment. The Company excludes gains and losses on disposals of assets from its adjusted and pro forma adjusted EBITDA and adjusted and pro forma adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. The loss recorded in fiscal 2012 primarily relates to the loss on the sale leaseback of a store property.
(e) IPO bonus represents the bonuses paid to certain employees in connection with the
Company’s initial public offering. The Company excludes the IPO bonus from its adjusted and pro forma adjusted EBITDA and adjusted and pro forma adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.
(f) Secondary offering expenses including employment taxes on options exercises represents expenses the Company incurred in its second public offering and employment taxes paid by the Company in connection with options exercised in that offering. The
Company has excluded these items from its adjusted and pro forma adjusted EBITDA and adjusted and pro forma adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.
(g) Pro forma adjusted and adjusted income tax provision for all periods presented represents the income tax provision and pro forma income tax provision plus the tax effect of the adjustments described in notes (b) through (e) above based on statutory tax rates for the period. For the fifty-two weeks ended December 30, 2012, this amount was further adjusted to reflect a $1.9 million reduction in pro forma income tax provision for the effects of certain items related to the Sunflower Transaction. Of the adjustment, $2.3 million relates to the tax effects of $3.3 million and $2.9 million of non-deductible transaction costs incurred by the Company and Sunflower, respectively, based on statutory tax rates for the period. This adjustment was partially offset by a $0.4 million adjustment related to tax benefits from Sunflower stock option exercises. The Company has excluded these items from its pro forma adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

Pro Forma Reconciliation
Pro Forma Reconciliation

SPROUTS FARMERS MARKET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Thirteen Weeks Ended December 30, 2012
(in thousands, except per share amounts)

Pro Forma Reconciliation
Pro Forma Reconciliation

SPROUTS FARMERS MARKET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Fifty-two Weeks Ended December 30, 2012
(in thousands, except per share amounts)

Pro Forma Reconciliation
Pro Forma Reconciliation

SPROUTS FARMERS MARKET, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
1. Basis of Presentation and Description of Transactions
Effective May 29, 2012, the Company acquired all of the outstanding common and preferred stock of Sunflower in the Sunflower
Transaction, a transaction accounted for as a business combination, which was financed through the issuance of debt and 14.9 million shares of common stock.
The historical Sprouts Farmers Market, Inc. results of operations for the thirteen and fifty-two weeks ended December 30, 2012 are derived from its unaudited consolidated financial statements for the periods then ended. The historical Sunflower results of operations for the period January 1, 2012 to May 28, 2012, were derived from the Sunflower pre-combination unaudited financial statements. Certain amounts from the Sunflower pre-combination unaudited financial statements have been reclassified to conform to the Company’s presentation.
2. Pro Forma for Sunflower Transaction
The historical results of operations have been adjusted to give pro forma effect to events that are (i) directly attributable to the
Sunflower Transaction, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results, as if the Sunflower
Transaction occurred on the first day of fiscal 2012 (referred to as “Pro Forma Adjustments for Sunflower Transaction”). Below is a description of the types of adjustments represented in the Sunflower Fiscal Period Alignment and Sunflower Transaction Adjustments columns.
Sunflower Fiscal Period Alignment - Sunflower’s fiscal 2012 commenced one day earlier than the Company’s fiscal 2012. Pro forma adjustments for Sunflower Fiscal Period Alignment reflect the pro forma impact of deducting one day from the historical Sunflower results of operations.
Cost of Sales, Buying and Occupancy – Adjustments attributable to the application of acquisition accounting including straight-line rent adjustments and adjustments to the amortization of favorable lease intangible assets and unfavorable lease liabilities.
Direct Store Expenses – Adjustments to historical Sunflower depreciation related to changes in value and estimated useful lives of property plant and equipment.
Selling, General and Administrative Expenses – Adjustments related to Sunflower Transaction fees recorded by both Sprouts and
Sunflower, accelerated share-based compensation recorded by Sunflower, adjustments to depreciation related to changes in value and estimated useful lives of property, plant and equipment and amortization of the Sunflower trade name.
Interest Expense – Adjustments related to the reversal of historical Sunflower interest expense, incremental interest expense related to the proceeds from additional term loan and senior subordinated notes that were used to effectuate the transaction and interest related to Sunflower capital and financing lease obligations.
Income Tax Provision – Adjustment to the income tax provision for the items listed above.
Net income per share – Net income per share has been adjusted to reflect those items listed above and the change in weighted average shares outstanding – basic and diluted as described below.
Weighted average shares outstanding – basic and diluted – The weighted average shares outstanding basic and diluted have been adjusted for the effect of the additional shares issued in the Sunflower Transaction.